UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2006

Aldabra Acquisition Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-51150	20-1918691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Terrapin Partners LLC 540 Madison Avenue, 17th Floor New York, New York (Address of principal executive offices)		10022 (Zip Code)

Registrant's telephone number, including area code: (212) 710-4100

Rockefeller Center, 620 Fifth Avenue, 3rd Floor
New York, New York 10020
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

        On November 6, 2006, the board of directors of Aldabra Acquision Corporation (the "Company") decided that the special meeting, whereby, among other things, the stockholders of the Company will vote on the proposed merger of GLDD Acqusition Corp. with and into Aldabra Merger Sub., L.L.C., will be held on December 14, 2006. The board of directors of the Company also fixed the close of business on November 10, 2006 as the record date for holders of shares of the Company's common stock, including shares incorporated in the Company's units, to receive notice of, and to vote at, the special meeting.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALDABRA ACQUISITION CORPORATION (Registrant)
By:	/s/ JASON WEISS Name: Jason Weiss Title: Chief Executive Officer

Date: November 6, 2006